Income taxes (Schedule of effective tax rate) (Details)		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Line Items]
U.S. Statutory rates		34.00%	34.00%	34.00%
Foreign income not recognized in USA		(34.00%)	(34.00%)	(34.00%)
China income taxes		25.00%	25.00%	25.00%
Impact of tax rate in other jurisdiction		(5.90%)	(3.60%)	(2.50%)
Provisional re-measurement of deferred taxes		(0.70%)	0.00%	0.00%
Valuation allowance		(10.80%)	(12.70%)	(7.70%)
Other	[1]	(1.90%)	(14.60%)	(14.80%)
Effective income taxes		5.70%	5.90%	0.00%

[1]	There were no other material items affecting the effective income tax for the years ended December 31, 2017, 2016 and 2015 except for (i) losses incurred by SGOCO of approximately $0.9 million, $3.1 million and $1.4 million, respectively, where there is no tax in the Cayman Islands; and (ii) under-provision of Hong Kong profits tax as a result of certain non-deductible expenses in prior year.